SHAREHOLDER LETTER



Your Fund's Goal: Franklin Asset Allocation Fund seeks to provide total return through investment in common stocks, investment-grade corporate and U.S. government bonds, short-term money market instruments, securities of foreign issuers, and real estate securities.


Dear Shareholder:

We are pleased to bring you this semiannual report of Franklin Asset Allocation Fund for the six months ended June 30, 2000. During this time, the U.S. economy continued to strengthen, and consumer spending and energy costs rose while unemployment sank to a 30-year low. Concerned about the possibility of increased inflation, the Federal Reserve Board (the Fed) boosted the federal funds target rate three times during the period, leaving it at 6.50% on June 30, 2000. During the latter part of the period, some economic data indicated that the Fed's actions have begun to take hold and that the economy's growth may have begun to slow to a more sustainable pace.

Although U.S. equity markets reached record highs during the first part of the reporting period, they suffered severe declines in March and April, due largely to fears of inflation



CONTENTS

Shareholder Letter ..................................................       1

Performance Summary .................................................       6

Financial Highlights & Statement of Investments .....................       8

Financial Statements ................................................      14

Notes to Financial Statements .......................................      17



                              [FUND PYRAMID CHART]



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 10.

[ASSETS PIE CHART]

                                ASSET ALLOCATION
                           Based on Total Net Assets
                                    6/30/00

Equity.....................................     72.0%
Fixed-Income Securities....................     13.8%
Short-Term Investments & Other Net Assets..     14.2%



and rising interest rates and some re-thinking of technology stock valuations. But by June, many stocks achieved a comeback, and at period's end, the Standard & Poor's 500(R) (S&P 500(R)) Index was only slightly lower than it had been on January 1.

U.S. bond markets displayed conflicting results during the period. Although rising interest rates generally had a negative impact on bond prices, the 30-year Treasury bond performed well due to a supply/demand imbalance that began when the government announced a sustained buyback program of these securities.

Within this environment, Franklin Asset Allocation Fund - Class A delivered a -0.48% six-month cumulative total return, as shown in the Performance Summary on page 6. The S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index, the Fund's benchmarks, posted returns of -0.42% and 4.18%, respectively, for the same period.(1)

The Fund performed in line with the S&P 500 during the period while underperforming the Lehman Brothers/Corporate Bond Index due to our overweighting of stocks versus bonds. As the chart to the left shows, on June 30, 2000, 72.0% of our portfolio was composed of equities, 13.8% of fixed-income securities and 14.2% of short-term investments and other net assets.





(1.) Source: Standard & Poor's Micropal. The S&P 500 Composite Index measures the performance of 500 domestic stocks. The Lehman Brothers Government/Corporate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. Indexes are unmanaged and include reinvested dividends and interest. One cannot invest directly in an index.

Throughout the period, we adhered to a top-down investment strategy, using quantitative, technical and fundamental analyses to identify economic sectors that we believed offered the best opportunity for achieving the Fund's goal. We also sought to diversify our investments among different asset classes in order to reduce the impact of a particular asset class on the Fund. However, after selecting the sectors and asset classes in which the Fund should invest, we used a bottom-up strategy to select individual companies, considering factors such as price-to-earnings ratio, management quality and industry leadership.

During the six months under review, we added to established positions in basic materials and capital goods by increasing our holdings in General Electric and Deere & Co. Anticipating interest-rate increases, we increased our exposure to defensive industries by adding to our existing holdings in Philip Morris and Coca-Cola. In addition, we took advantage of the meltdown in technology stocks by initiating positions in industry leaders such as EMC and Oracle. In our opinion, the convergence of voice, video and data technologies should drive attractive long-term performance of these stocks.

Throughout the period, we were underweighted in consumer cyclicals and financials -- industry groups that are usually harmed by rising interest rates. And although we remained underweighted in the health care sector relative to the S&P 500, we did find value in some pharmaceutical stocks and purchased additional shares of Schering-Plough during market dips.



TOP 10 SECTORS
 6/30/00

                                 % OF TOTAL
SECTOR                           NET ASSETS
Electronic Technology              12.4%

Health Technology                   8.7%

Utilities                           7.4%

Process Industries                  6.0%

Producer Manufacturing              5.2%

Technology Services                 4.9%

Consumer Non-Durables               4.5%

Energy Minerals                     4.3%

Consumer Services                   3.8%

Retail Trade                        3.7%

TOP 10 EQUITY HOLDINGS
6/30/00

COMPANY                      % OF TOTAL
SECTOR                       NET ASSETS
----------------------------------------
Cisco Systems Inc.             3.7%
Electronic Technology

Genentech Inc.                 3.2%
Health Technology

General Electric Co.           2.9%
Process Industries

Enron Corp.                    2.4%
Utilities

Symbol Technologies Inc.       1.7%
Electronic Technology

Intel Corp.                    1.6%
Electronic Technology

American International
Group Inc.                     1.6%
Finance

Linear Technology Corp.        1.6%
Electronic Technology

Waters Corp.                   1.5%
Electronic Technology

Pfizer Inc.                    1.5%
Health Technology


Due to the rising interest-rate environment, we did not significantly alter our bond portfolio during the reporting period. The Fund's performance benefited from the increase in value of 30-year Treasury bonds, but until the direction of the U.S. economy becomes clearer, we expect to hold to an equity-focused strategy. However, if the economy demonstrates any real evidence of slowing, we will consider increasing the Fund's bond weightings in the future.

Looking forward, rising interest rates and election year uncertainties could continue to face off against a robust economy that has used technology to increase profits and productivity. If the Fed continues to raise interest rates, corporate earnings could be negatively impacted. Election years traditionally have been periods of ambiguity, and the markets generally do not like surprises. Any volatility in the equity markets could present our analysts with unique opportunities to discover undervalued stocks with the potential to provide attractive long-term returns for the Fund's shareholders.

We appreciate your participation in Franklin Asset Allocation Fund and welcome your comments and suggestions.

Sincerely,



/s/ R. Martin Wiskemann


R. Martin Wiskemann
Portfolio Manager
Franklin Asset Allocation Fund



--------------------------------------------------------------------------------
R. MARTIN WISKEMANN

R. Martin Wiskemann is senior vice president of Franklin Management, Inc. and executive vice president and director of Franklin Advisers, Inc. He received a degree in business administration from the Handelsschule of the State of Zurich, Switzerland and he is a member of the Financial Analysts Federation and the Security Analysts of San Francisco.
--------------------------------------------------------------------------------



This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



SIX-MONTH PERFORMANCE SUMMARY
AS OF 6/30/00


Six-month total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return             -0.48%
Net Asset Value (NAV)              $11.12 (6/30/00)           $11.33 (12/31/99)
Change in NAV                      -$0.21
Distributions (1/1/00-6/30/00)     Dividend Income            $0.0800
                                   Long-Term Capital Gain     $0.0774
                                   ----------------------------------
                                   Total                      $0.1574

CLASS C
Six-Month Total Return             -0.88%
Net Asset Value (NAV)              $11.09 (6/30/00)           $11.31 (12/31/99)
Change in NAV                      -$0.22
Distributions (1/1/00-6/30/00)     Dividend Income            $0.0444
                                   Long-Term Capital Gain     $0.0774
                                   ----------------------------------
                                   Total                      $0.1218


Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 6/30/00


                                                                                      INCEPTION
CLASS A                            1-YEAR           5-YEAR(6)        10-YEAR(6)      (12/5/51)(6)
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)         +9.52%           +98.01%          +231.35%        +8,695.86%

Average Annual Total Return(2)     +3.21%           +13.29%           +12.07%            +9.52%

Value of $10,000 Investment(3)    $10,321          $18,665           $31,241          $829,799


                                                                                    INCEPTION
CLASS C                                                             1-YEAR          (5/3/99)
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                          +8.62%           +10.59%

Average Annual Total Return(2)                                      +6.52%            +7.20%

Value of $10,000 Investment(3)                                     $10,652          $10,846


SHARE CLASS                                                            A                C
----------------------------------------------------------------------------------------------
Distribution Rate(4)                                                 1.39%            0.91%

30-Day Standardized Yield(5)                                         1.53%            0.86%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) Distribution rate is based on the respective class's 12 months' dividends and the maximum offering price on 6/30/00.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/00.

(6.) On July 3, 1996, the Fund amended its investment objective from total return and secondarily reduced risk over time.



--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN ASSET ALLOCATION FUND
Financial Highlights


                                                                                          CLASS A
                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2000     -------------------------------------------------------------
                                                     (UNAUDITED)        1999         1998          1997         1996        1995
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  11.33       $   9.96     $   9.05      $   8.32     $   7.25    $   6.11
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................             .09            .17          .18           .15          .14         .18
 Net realized and unrealized gains (losses) ...            (.14)          1.67         1.03          1.10         1.11        1.14
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............            (.05)          1.84         1.21          1.25         1.25        1.32
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.08)          (.17)        (.19)         (.15)        (.15)       (.18)
 Net realized gains ...........................            (.08)          (.30)        (.11)         (.37)        (.03)         --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................            (.16)          (.47)        (.30)         (.52)        (.18)       (.18)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................        $  11.12       $  11.33     $   9.96      $   9.05     $   8.32    $   7.25

Total return(b)................................            (.48% )       18.72%       13.54%        15.24%       17.41%      21.79%
                                                  =================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $154,922       $146,715     $108,268      $ 89,630     $ 56,867    $ 39,319
Ratios to average net assets:
 Expenses .....................................            1.10%(c)       1.10%        1.13%         1.12%        1.21%       1.17%
 Net investment income ........................            1.50%(c)       1.60%        1.91%         1.73%        1.86%       2.86%
Portfolio turnover rate .......................            5.28%         49.86%       54.28%        54.57%       60.11%      62.01%


(a)  Based on average shares outstanding effective year ended December 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN ASSET ALLOCATION FUND
Financial Highlights (continued)

                                                                        CLASS C
                                                       --------------------------------------------
                                                       SIX MONTHS ENDED
                                                        JUNE 30, 2000             YEAR ENDED
                                                         (UNAUDITED)           DECEMBER 31, 1999(d)
                                                       --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........            $   11.31              $   10.50
                                                           ---------              ---------
Income from investment operations:
 Net investment income(a)......................                  .04                    .07
 Net realized and unrealized gains (losses) ...                 (.14)                  1.13
                                                           ---------              ---------
Total from investment operations ..............                 (.10)                  1.20
                                                           ---------              ---------
Less distributions from:
 Net investment income ........................                 (.04)                  (.09)
 Net realized gains ...........................                 (.08)                  (.30)
                                                           ---------              ---------
Total distributions ...........................                 (.12)                  (.39)
                                                           ---------              ---------
Net asset value, end of period ................            $   11.09              $   11.31
                                                           =========              =========

Total return(b)................................                 (.88%)                11.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............            $   7,943              $   3,544
Ratios to average net assets:
 Expenses .....................................                 1.85%(c)               1.85%(c)
 Net investment income ........................                 0.80%(c)               0.94%(c)
Portfolio turnover rate .......................                 5.28%                 49.86%


(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period May 1, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)


                                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 68.8%
    CONSUMER NON-DURABLES 4.5%
    Coca-Cola Co. .........................................................            40,000          $  2,297,500
    Estee Lauder Cos. Inc., A .............................................            35,000             1,730,313
 (a)Givaudan AG (Switzerland) .............................................                90                27,480
    Nestle SA (Switzerland) ...............................................               480               963,778
    Philip Morris Cos. Inc. ...............................................            60,000             1,593,750
    Procter & Gamble Co. ..................................................            13,000               744,250
                                                                                                       ------------
                                                                                                          7,357,071
                                                                                                       ------------
    CONSUMER SERVICES 3.8%
 (a)Charter Communications Inc., A ........................................            80,000             1,315,000
 (a)Clear Channel Communications Inc. .....................................            15,000             1,125,000
    Time Warner Inc. ......................................................            30,000             2,280,000
 (a)United Pan-Europe Communications NV, A (Netherlands) ..................            55,200             1,449,262
                                                                                                       ------------
                                                                                                          6,169,262
                                                                                                       ------------
    ELECTRONIC TECHNOLOGY 12.4%
 (a)Cisco Systems Inc. ....................................................            94,000             5,974,875
 (a)EMC Corp. .............................................................            24,000             1,846,500
    Intel Corp. ...........................................................            20,000             2,673,750
    Linear Technology Corp. ...............................................            40,000             2,557,500
    Motorola Inc. .........................................................            60,000             1,743,750
    Symbol Technologies Inc. ..............................................            52,500             2,835,000
 (a)Waters Corp. ..........................................................            20,000             2,496,250
                                                                                                       ------------
                                                                                                         20,127,625
                                                                                                       ------------
    ENERGY MINERALS 4.3%
    Chevron Corp. .........................................................            22,500             1,908,281
    Conoco Inc., B ........................................................            29,999               736,850
    Devon Energy Corp. ....................................................            40,000             2,247,500
    Exxon Mobil Corp. .....................................................            27,500             2,158,750
                                                                                                       ------------
                                                                                                          7,051,381
                                                                                                       ------------
    FINANCE 3.4%
    American International Group Inc. .....................................            21,875             2,570,313
    Bank of America Corp. .................................................            30,000             1,290,000
    Wells Fargo & Co. .....................................................            45,000             1,743,750
                                                                                                       ------------
                                                                                                          5,604,063
                                                                                                       ------------
    HEALTH SERVICES .6%
    IMS Health Inc. .......................................................            50,000               900,000
                                                                                                       ------------
    HEALTH TECHNOLOGY 8.7%
    Abbott Laboratories ...................................................            35,000             1,559,688
    Bristol-Myers Squibb Co. ..............................................            20,000             1,165,000
 (a)Genentech Inc. ........................................................            30,000             5,160,000
 (a)Genzyme Corp. .........................................................            20,000             1,188,750
    Pfizer Inc. ...........................................................            51,250             2,460,000


FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)



                                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HEALTH TECHNOLOGY (CONT.)
    Roche Holding AG (Switzerland) ........................................                90           $   878,913
    Schering-Plough Corp. .................................................            35,000             1,767,500
                                                                                                       ------------
                                                                                                         14,179,851
                                                                                                       ------------
    INDUSTRIAL SERVICES 1.1%
    Schlumberger Ltd. .....................................................            20,000             1,492,500
    Transocean Sedco Forex Inc. ...........................................             3,872               206,910
                                                                                                       ------------
                                                                                                          1,699,410
                                                                                                       ------------
    NON-ENERGY MINERALS 1.1%
    Barrick Gold Corp. (Canada) ...........................................            30,000               545,625
    Rio Tinto PLC, ADR (United Kingdom) ...................................            20,000             1,305,000
                                                                                                       ------------
                                                                                                          1,850,625
                                                                                                       ------------
    PROCESS INDUSTRIES 6.0%
    Bowater Inc. ..........................................................            30,000             1,323,750
    Cambrex Corp. .........................................................            40,000             1,800,000
    E. I. du Pont de Nemours and Co. ......................................            15,836               692,825
    Ecolab Inc. ...........................................................            30,000             1,171,875
    General Electric Co. ..................................................            90,000             4,770,000
                                                                                                       ------------
                                                                                                          9,758,450
                                                                                                       ------------
    PRODUCER MANUFACTURING 5.2%
 (a)Ballard Power Systems Inc. (Canada) ...................................            14,000             1,257,375
    Deere & Co. ...........................................................            35,000             1,295,000
    Honeywell International Inc. ..........................................            47,625             1,604,367
    Illinois Tool Works Inc. ..............................................            35,000             1,995,000
    Minnesota Mining & Manufacturing Co. ..................................            15,000             1,237,500
    Pentair Inc. ..........................................................            31,000             1,100,500
                                                                                                       ------------
                                                                                                          8,489,742
                                                                                                       ------------
    REAL ESTATE 1.1%
    Equity Office Properties Trust ........................................            40,000             1,102,500
    Simon Property Group Inc. .............................................            30,000               665,625
                                                                                                       ------------
                                                                                                          1,768,125
                                                                                                       ------------
    RETAIL TRADE 3.7%
 (a)Costco Wholesale Corp. ................................................            50,000             1,650,000
    Target Corp. ..........................................................            35,000             2,030,000
    Wal-Mart Stores Inc. ..................................................            40,000             2,305,000
                                                                                                       ------------
                                                                                                          5,985,000
                                                                                                       ------------
    TECHNOLOGY SERVICES 4.9%
 (a)America Online Inc. ...................................................            10,000               527,500
 (a)Computer Sciences Corp. ...............................................            25,000             1,867,188
 (a)Equant NV, N.Y. shs. (Netherlands) ....................................            20,000               860,000
    First Data Corp. ......................................................            30,000             1,488,750

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    TECHNOLOGY SERVICES (CONT.)
 (a)Microsoft Corp. .......................................................            20,000          $  1,600,000
 (a)Oracle Corp. ..........................................................            19,000             1,597,188
                                                                                                       ------------
                                                                                                          7,940,626
                                                                                                       ------------
    TRANSPORTATION .6%
    United Parcel Service Inc., B .........................................            17,100             1,008,900
                                                                                                       ------------
    UTILITIES 7.4%
    AT&T Corp. ............................................................            50,000             1,581,250
    Duke Energy Corp. .....................................................            30,000             1,691,250
    Enron Corp. ...........................................................            60,000             3,870,000
    GTE Corp. .............................................................            30,000             1,867,500
 (a)KPNQwest NV (Netherlands) .............................................            21,500               851,938
    Montana Power Co. .....................................................            35,200             1,243,000
    Swisscom AG (Switzerland) .............................................             2,870               997,202
                                                                                                       ------------
                                                                                                         12,102,140
                                                                                                       ------------
    TOTAL COMMON STOCKS (COST $79,119,603).................................                             111,992,271
                                                                                                       ------------
    CONVERTIBLE PREFERRED STOCKS 3.2%
    Apache Corp., 6.50%, cvt. pfd. ........................................            40,300             2,085,525
    Georgia-Pacific Corp., 7.50%, cvt. pfd. ...............................            35,500             1,136,000
    MediaOne Group Inc., 7.00%, cvt. pfd. .................................            33,300             1,348,650
    Tower Automotive Capital, 6.75%, cvt. pfd. ............................            20,000               632,500
                                                                                                       ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,210,244)                                                  5,202,675
                                                                                                       ------------

                                                                                     PRINCIPAL
                                                                                      AMOUNT*
                                                                                  -------------
    BONDS .4%
    Georgia-Pacific Corp., 9.125%, 7/01/22 ................................        $  100,000                96,084
    PanAmerican Beverage Inc., senior note, 8.125%, 4/01/03 (Mexico) ......           250,000               237,170
    Target Corp., 8.60%, 1/15/12 ..........................................           250,000               265,967
                                                                                                       ------------
    TOTAL BONDS (COST $596,005)............................................                                 599,221
                                                                                                       ------------
    CONVERTIBLE BONDS 1.4%
    Liberty Media Corp., cvt., 4.00%, 11/15/29 (convertible into Sprint PCS)        1,250,000             1,775,000
    Thermo Electron Corp., cvt., 144A, 4.25%, 1/01/03 .....................           600,001               555,750
                                                                                                       ------------
    TOTAL CONVERTIBLE BONDS (COST $1,805,406)..............................                               2,330,750
                                                                                                       ------------
    U.S. GOVERNMENT AGENCY SECURITIES 2.0%
    Federal Home Loan Mortgage Corp., 5.75%, 4/15/08 ......................         2,000,000             1,836,608
    Federal National Mortgage Association, 6.375%, 6/15/09 ................         1,500,000             1,423,871
                                                                                                       ------------
    TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $3,447,854)..............                               3,260,479
                                                                                                       ------------
    U.S.GOVERNMENT SECURITIES 10.0%
    U.S. Treasury Bond, 8.00%, 11/15/21 ...................................           250,000               301,797
    U.S. Treasury Bond, 6.25%, 8/15/23 ....................................         2,900,000             2,919,031
    U.S. Treasury Bond, 6.875%, 8/15/25 ...................................         1,000,000             1,087,500
    U.S. Treasury Bond, 6.00%, 2/15/26 ....................................         3,000,000             2,933,436
    U.S. Treasury Note, 5.50%, 1/31/03 ....................................         2,000,000             1,958,750

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
                                                                                      AMOUNT*               VALUE
-------------------------------------------------------------------------------------------------------------------
    U.S.GOVERNMENT SECURITIES (CONT.)
    U.S. Treasury Note, 7.25%, 5/15/04 ....................................       $ 1,300,000          $  1,340,625
    U.S. Treasury Note, 5.875%, 11/15/05 ..................................         2,000,000             1,966,250
    U.S. Treasury Note, 3.375%, 1/15/07 ...................................         1,000,000             1,037,328
    U.S. Treasury Note, 6.125%, 8/15/07 ...................................         1,700,000             1,690,438
    U.S. Treasury Strip, 11/15/21 .........................................         4,000,000             1,080,596
                                                                                                       ------------
    TOTAL U.S. GOVERNMENT SECURITIES (COST $16,428,328)....................                              16,315,751
                                                                                                       ------------
    TOTAL LONG TERM INVESTMENTS (COST $106,607,440)........................                             139,701,147
                                                                                                       ------------
 (b)REPURCHASE AGREEMENT 13.8%
    Joint Repurchase Agreement, 6.563%, 7/03/00, (Maturity Value $22,495,650)
     (COST $22,483,353) ...................................................        22,483,353            22,483,353
     Banc of America Securities LLC (Maturity Value $644,500)
     Barclays Capital Inc. (Maturity Value $2,292,082)
     Bear, Stearns & Co., Inc. (Maturity Value $1,222,413)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,292,082)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,292,082)
     Goldman, Sachs & Co. (Maturity Value $2,292,082)
     Greenwich Capital Inc. (Maturity Value $763,951)
     Lehman Brothers Inc. (Maturity Value $2,292,082)
     Nesbitt Burns Securities Inc. (Maturity Value $2,292,082)
     Paine Webber Inc. (Maturity Value $1,528,130)
     Paribas Corporation (Maturity Value $2,292,082)
     Warburg Dillon Read LLC (Maturity Value $2,292,082)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                       ------------
    TOTAL INVESTMENTS (COST $129,090,793) 99.6% ...........................                             162,184,500
    OTHER ASSETS, LESS LIABILITIES .4% ....................................                                 680,384
                                                                                                       ------------
    NET ASSETS 100.0% .....................................................                            $162,864,884
                                                                                                       ============

 *   The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)  Non-income producing.

(b)  See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $106,607,440) .................        $139,701,147
 Repurchase agreements, at value and cost ................................          22,483,353
 Receivables:
  Capital shares sold ....................................................             760,282
  Dividends and interest .................................................             472,677
                                                                                  ------------
      Total assets .......................................................         163,417,459
                                                                                  ------------
Liabilities:
 Payables:
  Capital shares redeemed ................................................             205,271
  Affiliates .............................................................             153,368
  Shareholders ...........................................................             191,105
 Other liabilities .......................................................               2,831
                                                                                  ------------
      Total liabilities ..................................................             552,575
                                                                                  ------------
       Net assets, at value ..............................................        $162,864,884
                                                                                  ============
Net assets consist of:
 Undistributed net investment income .....................................        $     92,683
 Net unrealized appreciation .............................................          33,093,707
 Accumulated net realized gain ...........................................           2,953,982
 Capital shares ..........................................................         126,724,512
                                                                                  ------------
Net assets, at value .....................................................        $162,864,884
                                                                                  ============
CLASS A:
 Net asset value per share ($154,921,974 / 13,929,680 shares outstanding)*        $      11.12
                                                                                  ============
 Maximum offering price per share ($11.12 / 94.25%) ......................        $      11.80
                                                                                  ============
CLASS C:
 Net asset value per share (7,942,910 / 716,096 shares outstanding)* .....        $      11.09
                                                                                  ============
 Maximum offering price per share ($11.09 / 99%) .........................        $      11.20
                                                                                  ============


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)


Investment income:
(net of foreign taxes of $19,395)
 Dividends ...........................................................        $   845,752
 Interest ............................................................          1,192,381
                                                                              -----------
      Total investment income ........................................          2,038,133
                                                                              -----------
Expenses:
 Management fees (Note 3) ............................................            456,846
 Distribution fees (Note 3)
  Class A ............................................................            192,079
  Class C ............................................................             29,400
 Transfer agent fees (Note 3) ........................................            126,550
 Custodian fees ......................................................              3,285
 Reports to shareholders .............................................             34,157
 Registration and filing fees ........................................             23,394
 Professional fees (Note 3) ..........................................             11,136
 Trustees' fees and expenses .........................................              3,210
 Other ...............................................................              2,743
                                                                              -----------
      Total expenses .................................................            882,800
                                                                              -----------
       Net investment income .........................................          1,155,333
                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................          3,010,655
  Foreign currency transactions ......................................               (327)
                                                                              -----------
      Net realized gain ..............................................          3,010,328
 Net unrealized depreciation on investments ..........................         (4,928,822)
                                                                              -----------
Net realized and unrealized loss .....................................         (1,918,494)
                                                                              -----------
Net decrease in net assets resulting from operations .................        $  (763,161)
                                                                              ===========


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1999


                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR ENDED
                                                                                  JUNE 30, 2000           DECEMBER 31, 1999
                                                                                  -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................            $   1,155,333             $   1,994,358
  Net realized gain from investments and foreign currency transactions                3,010,328                 4,564,565
  Net unrealized appreciation (depreciation) on investments ..........               (4,928,822)               15,843,406
                                                                                  -------------             -------------
      Net increase (decrease) in net assets resulting from operations                  (763,161)               22,402,329
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................               (1,088,118)               (1,969,117)
   Class C ...........................................................                  (28,372)                  (14,119)
  Net realized gains:
   Class A ...........................................................               (1,064,371)               (3,775,397)
   Class C ...........................................................                  (54,960)                  (76,530)
                                                                                  -------------             -------------
 Total distributions to shareholders .................................               (2,235,821)               (5,835,163)
 Capital share transactions: (Note 2)
  Class A ............................................................               11,036,753                22,098,801
  Class C ............................................................                4,568,118                 3,325,142
                                                                                  -------------             -------------
 Total capital share transactions ....................................               15,604,871                25,423,943
      Net increase in net assets .....................................               12,605,889                41,991,109
Net assets
 Beginning of period .................................................              150,258,995               108,267,886
                                                                                  -------------             -------------
 End of period .......................................................            $ 162,864,884             $ 150,258,995
                                                                                  =============             =============
Undistributed net investment income included in net assets:
 End of period .......................................................            $      92,683             $      53,840
                                                                                  =============             =============



                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Asset Allocation Fund (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund (the Fund). The Fund seeks total return. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2000, all repurchase agreements had been entered into on that date.

d. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class A and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                                SIX MONTHS ENDED                             YEAR ENDED
                                                                  JUNE 30, 2000                         DECEMBER 31, 1999(a)
                                                      -----------------------------------------------------------------------------
                                                          SHARES               AMOUNT               SHARES               AMOUNT
                                                      -----------------------------------------------------------------------------
CLASS A SHARES:
Shares sold ..................................          3,293,787          $ 37,435,967           5,839,883          $ 61,426,546
Shares issued in reinvestment of distributions            172,345             1,943,227             478,601             5,160,095
Shares redeemed ..............................         (2,486,588)          (28,342,441)         (4,235,173)          (44,487,840)
                                                      -----------------------------------------------------------------------------
Net increase .................................            979,544          $ 11,036,753           2,083,311          $ 22,098,801
                                                      =============================================================================
CLASS C SHARES:
Shares sold ..................................            443,040          $  5,029,096             323,668          $  3,434,754
Shares issued in reinvestment of distributions              6,749                75,328               7,939                86,580
Shares redeemed ..............................            (47,101)             (536,306)            (18,199)             (196,192)
                                                      -----------------------------------------------------------------------------
Net increase .................................            402,688          $  4,568,118             313,408          $  3,325,142
                                                      =============================================================================


(a) For the period May 1, 1999 (effective date) to December 31, 1999 for Class C shares.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment advisor, administrative manager, principal underwriter, and transfer agent, respectively.


FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)


The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE        MONTH END NET ASSETS
       ---------------------------------------------------------------------
          .625%         First $100 million
          .500%         Over $100 million, up to and including $250 million
          .450%         In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% and 1.00% per year of its average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $24,584 and $2,193, respectively.

The Fund paid transfer agent fees of $126,550 of which $92,507 was paid to Investor Services.

Included in professional fees are legal fees of $269 that were paid to a law firm in which a partner was an officer of the Fund.


4. INCOME TAXES

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $129,126,401 was as follows:


        Unrealized appreciation           $40,452,972
        Unrealized depreciation            (7,394,873)
                                          -----------
        Net unrealized appreciation       $33,058,099
                                          ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $14,380,837 and $7,364,815, respectively.


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